UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 15, 2026

NEONC TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42567	92-1954864
(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento, Suite 205 Calabasas, CA	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 570-6844

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	NTHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

As previously reported on a Current Report on Form 8-K filed by NeOnc Technologies Holdings, Inc. (the “Company”) on September 10, 2026, the Company indicated that it would use the net proceeds from the sale of the Company’s shares of common stock from the registered direct offering to redeem the Company’s existing Series A Convertible Preferred Stock (“Series A Preferred Stock”).

On September 15, 2026, the Company redeemed all outstanding shares of the Company’s Series A Preferred Stock at a redemption price of $965 per share, which amounted to a cumulative redemption amount of approximately $5,790,000.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2026 (the “Effective Date”), the Company filed an Elimination of Certificate of Designation with the Secretary of State of the State of Delaware to terminate the designation of its Series A Preferred Stock (the “Certificate of Elimination”). The filing of the Certificate of Elimination was approved by the Company’s Board of Directors, and there were no shares of Series A Preferred Stock outstanding on the Effective Date.

A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 17, 2026, the Company issued a press release announcing that it redeemed for cash all outstanding shares of its Series A Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Certificate of Elimination of Designation of Series A Convertible Preferred Stock
99.1	Press Release dated September 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2026	NeOnc Technologies Holdings, Inc.

	By:	/s/ Amir Heshmatpour
		Name:	Amir Heshmatpour
		Title:	Chief Executive Officer, President and Executive Chairman

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